Securities Act File No. 33-3149
                                        Investment Company Act File No. 811-4581

                          THE CORNERCAP GROUP OF FUNDS
                     SUPPLEMENT TO JULY 29, 2003 PROSPECTUS
                          SUPPLEMENT DATE: JULY 1, 2004


Effective July 1, 2004, The Cornercap Micro-cap Fund will be closed to new investors.

Additionally, the information regarding Portfolio Management set forth on page 18 is amended to read as follows:

     Thomas E. Quinn is the primary portfolio manager for the Micro-Cap Fund. Mr. Quinn, who is the President and Chief Executive Officer of CornerCap Investment Counsel, Inc., is a Chartered Financial Analyst and a Certified Public Accountant. Mr. Quinn holds an MBA from the University of North Carolina at Greensboro and an MS in Operations Research from Ohio University.

                                                    The Cornercap Group of Funds
                                          Supplement to July 29, 2003 Prospectus
                                                   Supplement Date: July 1, 2004